AMENDMENT NO. 4

to the A320 Family Aircraft Purchase Agreement

Dated as of October 19, 2011

Between

AIRBUS S.A.S.

And

JETBLUE AIRWAYS CORPORATION
This Amendment No. 4 (hereinafter referred to as the “Amendment”) is entered into as of July 26, 2016 between Airbus S.A.S. a société par actions simplifiée, created and existing under French law, having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”) and JetBlue Airways Corporation, a corporation organized under the laws of Delaware having its principal corporate offices at 27-01 Queens Plaza North, Long Island City, New York 11101 (formerly 118-29 Queens Boulevard, Forest Hills, New York 11375), United States of America (the “Buyer”).
WHEREAS, the Buyer and the Seller entered into an A320 Family Purchase Agreement dated as of October 19, 2011, relating to the sale by the Seller and the purchase by the Buyer of certain firmly ordered Airbus A320 aircraft, which together with all amendments, exhibits, appendices, and letter agreements attached thereto is hereinafter called the “Agreement”.
WHEREAS, the Buyer and the Seller wish to amend the Agreement to reflect the sale by the Seller and purchase by the Buyer of fifteen (15) additional A321-200 aircraft and fifteen (15) additional A321 NEO aircraft.

NOW THEREFORE, SUBJECT TO THE TERMS AND CONDITIONS SET FORTH HEREIN, IT IS AGREED AS FOLLOWS:

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

The capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. Except as used within quoted text, the terms “herein”, “hereof”, and “hereunder” and words of similar import refer to this Amendment.
1    DEFINITIONS

1.1	Clause 0 to the Agreement is amended to either modify or add the following defined terms between the words “QUOTE” and “UNQUOTE”.
QUOTE
A321 NEO Airframe – any or all of the A321 NEO Aircraft, Incremental A321 NEO Aircraft, Converted A321 NEO Aircraft and Additional A321 NEO Aircraft, as applicable, excluding the A321 NEO Propulsion System therefor.
Additional A321 Aircraft – any or all of the fifteen (15) A321-200 model aircraft, as of the date hereof to be sold by the Seller and purchased by the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the relevant A321 Propulsion System installed thereon.
Additional A321 Airframe – any Additional A321 Aircraft, excluding A321 Propulsion System therefor.
Additional A321 NEO Aircraft – any or all of the fifteen (15) A321-200 NEO model aircraft, to be sold by the Seller and purchased by the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the relevant A321 NEO Propulsion System installed thereon.
Additional A321 NEO Airframe – any Additional A321 NEO Aircraft, excluding A321 NEO Propulsion System therefor.
Base Price of the Additional A321 Airframe – as defined in Paragraph 5 herein.
Base Price of the Additional A321 NEO Airframe – as defined in Paragraph 5 herein.
UNQUOTE
2    SALE AND PURCHASE OF ADDITIONAL AIRCRAFT

2.1
The Seller shall manufacture, sell and deliver, and the Buyer shall purchase from the Seller and take delivery of, fifteen (15) Additional A321 Aircraft and fifteen (15) Additional A321 NEO Aircraft, pursuant to the terms and conditions described herein and in the Agreement.

2.2
The Buyer and the Seller hereby agree that unless otherwise expressly agreed herein, all terms and conditions governing the sale and purchase of A321 Backlog Aircraft under the Agreement will apply to each of the Additional A321 Aircraft.

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

2.3
The Buyer and the Seller hereby agree that unless otherwise expressly agreed herein, all terms and conditions governing the sale and purchase of A321 NEO Aircraft under the Agreement will apply to each of the Additional A321 NEO Aircraft.

2.4	The Additional A321 Aircraft and Additional A321 NEO Aircraft will deliver to the Buyer as set forth in the Amended and Restated Schedule 1 to the Agreement, as defined in Clause 6.2 below.

2.5	[***], the Seller will undertake reasonable efforts to [***].
3    [***]
4    PRICE

4.1
The base price of each Additional A321 Airframe (the “Base Price of the Additional A321 Airframe”) is the same as the Base Price of the A321 Backlog Airframe set forth in Clause 3.1.5 of the Agreement.

4.2
The base price of each Additional A321 NEO Airframe (the “Base Price of the Additional A321 NEO Airframe”) is the same as the Base Price of the A321 NEO Airframe as set forth in Clause 3.1.11 of the Agreement.

5    DELIVERY

5.1	The Scheduled Delivery Period for the Converted A321 NEO Aircraft bearing CACiD number 402139 is hereby amended from [***] 2019 to [***] 2019.

5.2	The Scheduled Delivery Period for the Converted A321 NEO Aircraft bearing CACiD number 402140 is hereby amended from [***] 2019 to [***] 2019.

5.3	The Scheduled Delivery Period for the Incremental A321 NEO Aircraft bearing CACiD number 10002781 is hereby amended from [***] 2019 to [***] 2019.

5.4	Schedule 1 to the Agreement is deleted in its entirety and replaced by the Amended and Restated Schedule 1 (the “Amended and Restated Schedule 1”) attached hereto as Appendix 1.
7    OTHER AMENDMENTS
7.1    Clause 9.1.2 is deleted in its entirety and replaced by the following quoted text:
QUOTE

9.1.2
In respect of each Aircraft corresponding to a Scheduled Delivery Quarter as set forth in Schedule 1, the Seller will provide notification to the Buyer of the Scheduled Delivery Month no later than (i) [***] before [***] in respect of Additional A321 Aircraft and (ii) [***] before [***] for all other Aircraft, [***].

UNQUOTE

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

7.2	Clause 11.1 of the Agreement is deleted in its entirety and replaced with the Clause 11.1 set forth below between QUOTE and UNQUOTE:
QUOTE
11.1    Liquidated Damages
Should an Aircraft not be Ready for Delivery within (i) [***] after the last day of the Scheduled Delivery Month for any A321 Backlog Aircraft, Converted A321 Backlog Aircraft, Incremental A321 Aircraft, or Additional A321 Aircraft, or for any NEO Aircraft scheduled to deliver in or after calendar year [***], or (ii) [***] after the last day of the Scheduled Delivery Month for any NEO Aircraft scheduled to deliver in calendar year [***], or (iii) [***] after the last day of the Scheduled Delivery Month for any NEO Aircraft scheduled to deliver prior to calendar year [***] (in each case as such month may be changed pursuant to Clauses 2.2, 7 and/or 10) (the “Delivery Period”) and such delay is not as a result of an Excusable Delay or Total Loss, then such delay will be termed an “Inexcusable Delay.”
If at any time between the date of the Purchase Agreement and the date which is [***] before the [***] of the Scheduled Delivery Month of the affected Aircraft, the Seller notifies the Buyer that there will be an Inexcusable Delay with respect to such Aircraft (the “First Tier Inexcusable Delay”), the Buyer will have the right to claim, and the Seller will pay the Buyer liquidated damages of (i) US $[***] (US Dollars– [***]), for each day of delay in the Delivery starting on the date that is the day after the last day of the Delivery Period.
In no event will the amount of liquidated damages relating to a First Tier Inexcusable Delay exceed the total of US $[***] (US dollars – [***]) in respect of any one Aircraft.
If at any time after the date which is [***] before the [***] of the Scheduled Delivery Month of the affected Aircraft, the Seller notifies the Buyer that there will be an Inexcusable Delay with respect to an Aircraft (the “Second Tier Inexcusable Delay”), the Buyer will have the right to claim, and the Seller will pay the Buyer liquidated damages of (i) US $[***] (US Dollars– [***]), for each day of delay in the Delivery starting on the date that is the day after the last day of the Delivery Period.
In no event will the amount of liquidated damages relating to a Second Tier Inexcusable Delay exceed the total of US $[***] (US dollars – [***]) in respect of any one Aircraft.
The amounts set forth in this Sub-clause 11.1 will [***], as may be amended by the provisions of this Agreement.
The Buyer's right to liquidated damages in respect of an Aircraft is conditioned on the Buyer's submitting a written claim for liquidated damages to the Seller not later than [***] after the last day of the relevant Delivery Period.
UNQUOTE

7.3	The Amended and Restated Letter Agreement No. 1 is terminated in its entirety and replaced by the Amended and Restated Letter Agreement No. 1 attached hereto.

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

7.4	The Amended and Restated Letter Agreement No. 2 is terminated in its entirety and replaced by the Amended and Restated Letter Agreement No. 2 attached hereto.

7.5	The Amended and Restated Letter Agreement No. 3 is terminated in its entirety and replaced by the Amended and Restated Letter Agreement No. 3 attached hereto.

7.6	The Amended and Restated Letter Agreement No. 6 is terminated in its entirety and replaced by the Amended and Restated Letter Agreement No. 6 attached hereto.

7.7	All references to Pratt and Whitney in the Agreement shall henceforth be deemed to be references to International Aero Engines, LLC (“IAE LLC”).

7.8	All references in Exhibit C to the US Bureau of Labor Statistics Material Index published in “PPI Detailed report” found in Table 6 shall be deemed references to the same report now listed in Table 9.
8.    OTHER COMMERCIAL TERMS

8.1
The Predelivery Payments for the Additional A321 Aircraft are as set forth in Clause 5.3 of the Agreement as modified by Paragraphs 1.5 and 2 of Amended and Restated Letter Agreement No. 2 to the Agreement dated as of even date herewith.

8.2
The Predelivery Payments for the Additional A321 NEO Aircraft are as set forth in Clause 5.3 of the Agreement as modified by Paragraphs 1.6 and 2 of Amended and Restated Letter Agreement No. 2 to the Agreement dated as of even date herewith.

8.3	The purchase incentives for the Additional A321 Aircraft are as set forth in Paragraphs 9.1 through 9.3 of Amended and Restated Letter Agreement No. 1 to the Agreement dated as of even date herewith.

8.4
The purchase incentives for the Additional A321 NEO Aircraft are as set forth in Paragraphs 10.1 through 10.3 of Amended and Restated Letter Agreement No. 1 to the Agreement dated as of even date herewith.

8.5	The [***] applicable to the Additional A321 Aircraft and the Additional A321 NEO Aircraft is as set forth in Paragraph 12 of Amended and Restated Letter Agreement No. 1 to the Agreement.

8.6	[***]

8.7	[***]

8.8	The Delivery Schedule for the Additional A321 Aircraft and Additional A321 NEO Aircraft [***] as set forth in Clauses 8.6 and 8.7 above.

8.9	The Buyer hereby irrevocably selects IAE V2533-A5 engines as the Propulsion System for all Additional A321 Aircraft.

9	EFFECT OF THE AMENDMENT
The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment contains the entire agreement between the Buyer and the Seller with respect to the subject

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

matter hereof and supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.
Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.
This Amendment will become effective upon its execution.

10	CONFIDENTIALITY
This Amendment is subject to the confidentiality provisions set forth in Clause 22.10 of the Agreement.

11	ASSIGNMENT
Notwithstanding any other provision of this Amendment or of the Agreement, this Amendment will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Clause 11 will be void and of no force or effect.

12	COUNTERPARTS
This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the parties hereto have entered into this Amendment by their respective officers or agents as of the date first above written.
JETBLUE AIRWAYS CORPORATION     AIRBUS S.A.S.

By: /s/ Mark D. Powers     By: /s/ Christophe Mourey

Its: Chief Financial Officer     Its: Senior Vice President Contracts

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Appendix 1
to
Amendment No. 4

Amended and Restated
SCHEDULE 1

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

	CACiD No.	Aircraft Rank No.	Type	Scheduled Delivery Month/Quarter	Scheduled Delivery Year
1	159 908	122	Group 1 A320 Aircraft	[***]	2011
2	159 942	123	Group 1 A320 Aircraft	[***]	2012
3	159 943	124	Group 1 A320 Aircraft	[***]	2012
4	159 950	125	Group 1 A320 Aircraft	[***]	2012
5	159 951	126	Group 1 A320 Aircraft	[***]	2012
6	159 923	127	Group 1 A320 Aircraft	[***]	2012
7	159 924	128	Group 1 A320 Aircraft	[***]	2012
8	159 925	129	Group 1 A320 Aircraft	[***]	2012
9	159 939	130	A320 Backlog Aircraft	[***]	2013
10	159 960	131	A320 Backlog Aircraft	[***]	2013
11	159 961	132	A320 Backlog Aircraft	[***]	2013
12	159 962	133	A321 Backlog Aircraft	[***]	2013
13	159 963	134	A321 Backlog Aircraft	[***]	2013
14	159 964	135	A321 Backlog Aircraft	[***]	2013
15	159 965	136	A321 Backlog Aircraft	[***]	2013
16	159 916	137	A321 Backlog Aircraft	[***]	2014
17	159 940	138	A321 Backlog Aircraft	[***]	2014
18	159 941	139	A321 Backlog Aircraft	[***]	2014
19	159 944	140	A321 Backlog Aircraft	[***]	2014
20	159 945	141	A321 Backlog Aircraft	[***]	2014
21	159 946	142	A321 Backlog Aircraft	[***]	2014
22	159 947	143	A321 Backlog Aircraft	[***]	2014
23	159 948	144	A321 Backlog Aircraft	[***]	2014
24	159 949	145	A321 Backlog Aircraft	[***]	2014
25	159 956	146	A321 Backlog Aircraft	[***]	2015
26	159 957	147	A321 Backlog Aircraft	[***]	2015
27	159 958	148	A321 Backlog Aircraft	[***]	2015
28	159 959	149	A321 Backlog Aircraft	[***]	2015
29	159 929	150	A321 Backlog Aircraft	[***]	2015
30	159 930	151	A321 Backlog Aircraft	[***]	2015
31	159 931	152	A321 Backlog Aircraft	[***]	2015
32	159 932	153	A321 Backlog Aircraft	[***]	2015
33	159 933	154	A321 Backlog Aircraft	[***]	2015
34	10002716	155	Incremental A321 Aircraft	[***]	2015
35	159 920	156	A321 Backlog Aircraft	[***]	2015
36	10002752	157	Incremental A321 Aircraft	[***]	2015
37	159 911	158	A321 Backlog Aircraft	[***]	2016

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

	CACiD No.	Aircraft Rank No.	Type	Scheduled Delivery Month/Quarter	Scheduled Delivery Year
38	159 912	159	A321 Backlog Aircraft	[***]	2016
39	159 917	160	A321 Backlog Aircraft	[***]	2016
40	159 918	161	A321 Backlog Aircraft	[***]	2016
41	159 926	162	A321 Backlog Aircraft	[***]	2016
42	159 927	163	A321 Backlog Aircraft	[***]	2016
43	159 928	164	A321 Backlog Aircraft	[***]	2016
44	159 952	165	A321 Backlog Aircraft	[***]	2016
45	159 953	166	A321 Backlog Aircraft	[***]	2016
46	159 934	167	A321 Backlog Aircraft	[***]	2016
47	159 922	168	Converted A321 Backlog Aircraft	[***]	2017
48	159 954	169	Converted A321 Backlog Aircraft	[***]	2017
49	159 955	170	Converted A321 Backlog Aircraft	[***]	2017
50	159 921	171	Converted A321 Backlog Aircraft	[***]	2017
51	104 440	172	Converted A321 Backlog Aircraft	[***]	2017
52	104 442	173	Converted A321 Backlog Aircraft	[***]	2017
53		249	Additional A321 Aircraft	[***]	2017
54	159 909	174	Converted A321 Backlog Aircraft	[***]	2017
55		250	Additional A321 Aircraft	[***]	2017
56	10002770	175	Incremental A321 Aircraft	[***]	2017
57		251	Additional A321 Aircraft	[***]	2017
58	10002771	176	Incremental A321 Aircraft	[***]	2017
59		252	Additional A321 Aircraft	[***]	2017
60	10002772	177	Incremental A321 Aircraft	[***]	2017
61		253	Additional A321 Aircraft	[***]	2017
62	159 910	178	Converted A321 Backlog Aircraft	[***]	2018
63		254	Additional A321 Aircraft	[***]	2018
64	402 132	179	Converted A321 NEO Aircraft	[***]	2018
65	402 133	180	Converted A321 NEO Aircraft	[***]	2018
66	402 134	181	Converted A321 NEO Aircraft	[***]	2018
67	402 135	182	Converted A321 NEO Aircraft	[***]	2018
68	402 136	183	Converted A321 NEO Aircraft	[***]	2018
69	10002778	184	Incremental A321 NEO Aircraft	[***]	2018
70		255	Additional A321 Aircraft	[***]	2018
71		256	Additional A321 Aircraft	[***]	2018
72		257	Additional A321 Aircraft	[***]	2018
73	402 137	185	Converted A321 NEO Aircraft	[***]	2019
74	402 138	186	Converted A321 NEO Aircraft	[***]	2019
75		258	Additional A321 Aircraft	[***]	2019
76		259	Additional A321 Aircraft	[***]	2019
77		260	Additional A321 Aircraft	[***]	2019

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

	CACiD No.	Aircraft Rank No.	Type	Scheduled Delivery Month/Quarter	Scheduled Delivery Year
78		261	Additional A321 Aircraft	[***]	2019
79	402 141	189	Converted A321 NEO Aircraft	[***]	2019
80	10002779	190	Incremental A321 NEO Aircraft	[***]	2019
81	10002780	191	Incremental A321 NEO Aircraft	[***]	2019
82		262	Additional A321 Aircraft	[***]	2019
83		263	Additional A321 Aircraft	[***]	2019
84	402 139	187	Converted A321 NEO Aircraft	[***]	2019
85	402 140	188	Converted A321 NEO Aircraft	[***]	2019
86	10002782	193	Incremental A321 NEO Aircraft	[***]	2019
87	10002783	194	Incremental A321 NEO Aircraft	[***]	2019
88	10002784	195	Incremental A321 NEO Aircraft	[***]	2019
89	10002781	192	Incremental A321 NEO Aircraft	[***]	2019
90	10002785	196	Incremental A321 NEO Aircraft	[***]	2019
91	10002786	197	Incremental A321 NEO Aircraft	[***]	2019
92	10002787	198	Incremental A321 NEO Aircraft	[***]	2019
93	10002788	199	Incremental A321 NEO Aircraft	[***]	2019
94	10002756	200	A321 NEO Aircraft	[***]	2020
95	10002760	201	A321 NEO Aircraft	[***]	2020
96	10002764	202	A321 NEO Aircraft	[***]	2020
97	10002789	203	Incremental A321 NEO Aircraft	[***]	2020
98	10002790	204	Incremental A321 NEO Aircraft	[***]	2020
99	10002791	205	Incremental A321 NEO Aircraft	[***]	2020
100	10002792	206	Incremental A321 NEO Aircraft	[***]	2020
101		264	Additional A321 NEO Aircraft	[***]	2020
102	10009793	207	Incremental A321 NEO Aircraft	[***]	2020
103	10002794	208	Incremental A321 NEO Aircraft	[***]	2020
104	402 142	209	A320 NEO Aircraft	[***]	2020
105	402 143	210	A320 NEO Aircraft	[***]	2020
106		265	Additional A321 NEO Aircraft	[***]	2020
107	402 144	211	A320 NEO Aircraft	[***]	2020
108	402 145	212	A320 NEO Aircraft	[***]	2020
109	402 146	213	A320 NEO Aircraft	[***]	2020
110	402 147	214	A320 NEO Aircraft	[***]	2020
111		266	Additional A321 NEO Aircraft	[***]	2020
112	402 151	215	A320 NEO Aircraft	[***]	2021
113	402 152	216	A320 NEO Aircraft	[***]	2021
114	402 153	217	A320 NEO Aircraft	[***]	2021
115	402 154	218	A320 NEO Aircraft	[***]	2021
116		267	Additional A321 NEO Aircraft	[***]	2021
117	402 155	219	A320 NEO Aircraft	[***]	2021

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

	CACiD No.	Aircraft Rank No.	Type	Scheduled Delivery Month/Quarter	Scheduled Delivery Year
118	402 156	220	A320 NEO Aircraft	[***]	2021
119	402 157	221	A320 NEO Aircraft	[***]	2021
120	402 158	222	A320 NEO Aircraft	[***]	2021
121		268	Additional A321 NEO Aircraft	[***]	2021
122	402 159	223	A320 NEO Aircraft	[***]	2021
123	402 160	224	A320 NEO Aircraft	[***]	2021
124	402 161	225	A320 NEO Aircraft	[***]	2021
125	402 162	226	A320 NEO Aircraft	[***]	2021
126		269	Additional A321 NEO Aircraft	[***]	2021
127	402 163	227	A320 NEO Aircraft	[***]	2021
128	402 164	228	A320 NEO Aircraft	[***]	2021
129	402 165	229	A320 NEO Aircraft	[***]	2021
130	402 166	230	A320 NEO Aircraft	[***]	2021
131		270	Additional A321 NEO Aircraft	[***]	2021
132	402 148	231	A320 NEO Aircraft	[***]	2022
133	402 149	232	A320 NEO Aircraft	[***]	2022
134	402 150	233	A320 NEO Aircraft	[***]	2022
135	10002765	234	A321 NEO Aircraft	[***]	2022
136		271	Additional A321 NEO Aircraft	[***]	2022
137	10002766	235	A321 NEO Aircraft	[***]	2022
138	10002767	236	A321 NEO Aircraft	[***]	2022
139	10002768	237	A321 NEO Aircraft	[***]	2022
140	10002769	238	A321 NEO Aircraft	[***]	2022
141		272	Additional A321 NEO Aircraft	[***]	2022
142	10002773	239	A321 NEO Aircraft	[***]	2022
143	10002774	240	A321 NEO Aircraft	[***]	2022
144	402 127	241	A321 NEO Aircraft	[***]	2022
145	402 128	242	A321 NEO Aircraft	[***]	2022
146		273	Additional A321 NEO Aircraft	[***]	2022
147	402 129	243	A321 NEO Aircraft	[***]	2022
148	402 130	244	A321 NEO Aircraft	[***]	2022
149	402 131	245	A321 NEO Aircraft	[***]	2022
150	10002775	246	Incremental A321 NEO Aircraft	[***]	2022
151		274	Additional A321 NEO Aircraft	[***]	2022
152	10002776	247	Incremental A321 NEO Aircraft	[***]	2023
153		275	Additional A321 NEO Aircraft	[***]	2023
154		276	Additional A321 NEO Aircraft	[***]	2023
155	10002777	248	Incremental A321 NEO Aircraft	[***]	2023
156		277	Additional A321 NEO Aircraft	[***]	2023
157		278	Additional A321 NEO Aircraft	[***]	2023

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Attachment 1
to
Amendment No. 4

AMENDED AND RESTATED
LETTER AGREEMENT NO. 1

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

AMENDED AND RESTATED
LETTER AGREEMENT NO. 1

As of July 26, 2016

JetBlue Airways Corporation
27-01 Queens Plaza North
Long Island City, New York 11101

Re: PURCHASE INCENTIVES

Dear Ladies and Gentlemen,

JetBlue Airways Corporation (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an A320 Family Aircraft Purchase Agreement dated as of October 19, 2011 (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time, including without limitation by Amendment No. 1 dated as of October 25, 2013, Amendment No. 2 dated as of November 19, 2014 and Amendments No. 3 and No. 4 dated as of even date herewith (the “Agreement”), which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Amended and Restated Letter Agreement No. 1 (this “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

WITNESSETH:

WHEREAS, the Buyer and the Seller have entered into Amended and Restated Letter Agreement No. 1 to the Agreement dated as of November 19, 2014, setting forth certain terms and conditions regarding the sale of the Aircraft (the “Original Letter Agreement”).

WHEREAS, the Buyer and the Seller wish to amend and restate the Original Letter Agreement to incorporate relevant amendments to such Original Letter Agreement into a single document.

NOW THEREFORE IT IS AGREED THAT THE ORIGINAL LETTER AGREEMENT IS HEREBY AMENDED AND RESTATED TO READ IN ITS ENTIRETY AS FOLLOWS:

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

1    INTENTIONALLY LEFT BLANK

2    A320 BACKLOG AIRCRAFT (Excluding Group 1 A320 Aircraft)

2.1    In respect of each A320 Backlog Aircraft (excluding Group 1 A320 Aircraft) that is sold by the Seller and purchased by the Buyer, the Seller will provide to the Buyer the following credits (collectively, the “A320 Backlog Aircraft Credit Memoranda”):

[***]

2.2    The A320 Backlog Aircraft Credit Memoranda are quoted at delivery conditions prevailing in the A320 Family Base Period ([***]) and will be adjusted in accordance with the Seller Price Revision Formula, [***] in accordance with Paragraph 9 of this Letter Agreement.

2.3    The A320 Backlog Aircraft Credit Memoranda will be [***] of each A320 Backlog Aircraft that is sold by the Seller and purchased by the Buyer. The A320 Backlog Aircraft Credit Memoranda will be [***]. Unless the Buyer gives the Seller notice to the contrary at least [***] before Delivery of an A320 Backlog Aircraft, the A320 Backlog Aircraft Credit Memoranda will be [***] of the A320 Backlog Aircraft.

3    A321 BACKLOG AIRCRAFT and CONVERTED A321 BACKLOG AIRCRAFT

3.1    In respect of each A321 Backlog Aircraft and each Converted A321 Backlog Aircraft that is sold by the Seller and purchased by the Buyer, the Seller will provide to the Buyer the following credits (collectively, the “A321 Backlog Aircraft Credit Memoranda”):

[***]

3.2    The A321 Backlog Aircraft Credit Memoranda are quoted at delivery conditions prevailing in the A320 Family Base Period ([***]) and will be adjusted in accordance with the Seller Price Revision Formula, [***] in accordance with Paragraph 9 of this Letter Agreement.

3.3    The A321 Backlog Aircraft Credit Memoranda will be [***] of each A321 Backlog Aircraft and each Converted A321 Backlog Aircraft that is sold by the Seller and purchased by the Buyer. The A321 Backlog Aircraft Credit Memoranda will be [***]. Unless the Buyer gives the Seller notice to the contrary at least [***] before Delivery of an A321 Backlog Aircraft or Converted A321 Backlog Aircraft, the A321 Backlog Aircraft Credit Memoranda will be [***] the Final Price of the A321 Backlog Aircraft or the Final Price of the Converted A321 Backlog Aircraft, as applicable.

4    A319 NEO AIRCRAFT

4.1    In respect of each A319 NEO Aircraft, the Seller will provide to the Buyer the following credits (collectively, the “A319 NEO Aircraft Credit Memoranda”):

[***]

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

4.2    The A319 NEO Aircraft Credit Memoranda are quoted at delivery conditions prevailing in the A320 Family Base Period ([***]) and will be adjusted in accordance with the Seller Price Revision Formula, [***] in accordance with Paragraph 9 of this Letter Agreement.

4.3    The A319 NEO Aircraft Credit Memoranda will be [***] of each A319 NEO Aircraft. The A319 NEO Aircraft Credit Memoranda will be [***]. Unless the Buyer gives the Seller notice to the contrary at least [***] before Delivery of an A319 NEO Aircraft, the A319 NEO Aircraft Credit Memoranda will be [***] the Final Price of the A319 NEO Aircraft.

5    A320 NEO AIRCRAFT

5.1    In respect of each A320 NEO Aircraft, the Seller will provide to the Buyer the following credits (collectively, the “A320 NEO Aircraft Credit Memoranda”):

[***]

5.2    The A320 NEO Aircraft Credit Memoranda are quoted at delivery conditions prevailing in the A320 Family Base Period ([***]) and will be adjusted in accordance with the Seller Price Revision Formula, [***]in accordance with Paragraph 9 of this Letter Agreement.

5.3    The A320 NEO Aircraft Credit Memoranda will be [***] of each A320 NEO Aircraft. The A320 NEO Aircraft Credit Memoranda will be [***]. Unless the Buyer gives the Seller notice to the contrary at least [***] before Delivery of an A320 NEO Aircraft, the A320 NEO Aircraft Credit Memoranda will be [***] the Final Price of the A320 NEO Aircraft.

6    A321 NEO AIRCRAFT, CONVERTED A321 NEO AIRCRAFT AND INCREMENTAL A321 NEO AIRCRAFT

6.1    In respect of each A321 NEO Aircraft, Converted A321 NEO Aircraft and each Incremental A321 NEO Aircraft, the Seller will provide to the Buyer the following credits (collectively, the “A321 NEO Aircraft Credit Memoranda”):

[***]

6.2    The A321 NEO Aircraft Memoranda are quoted at delivery conditions prevailing in the A320 Family Base Period ([***]) and will be adjusted in accordance with the Seller Price Revision Formula, [***] in accordance with Paragraph 9 of this Letter Agreement.

6.3    The A321 NEO Credit Memoranda will be [***] of each A321 NEO Aircraft, each Converted A321 NEO Aircraft, and each Incremental A321 NEO Aircraft. The A321 NEO Credit Memoranda will be [***]. Unless the Buyer gives the Seller notice to the contrary at least [***] before Delivery of the relevant Aircraft, the A321 NEO Aircraft Credit Memoranda will be [***] the Final Price of such Aircraft.

7    GROUP 1 A320 AIRCRAFT

7.1    In respect of each Group 1 A320 Aircraft, the Seller will provide to the Buyer the following credits (collectively, the “Group 1 Aircraft Credit Memoranda”):

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

(i)	[***]

(ii)	[***]

7.2     The Group 1 Aircraft Credit Memoranda are quoted at delivery conditions prevailing in the A320 Family Base Period ([***]) and will be adjusted in accordance with the Seller Price Revision Formula, [***] in accordance with Paragraph 9 of this Letter Agreement.

7.3    The Group 1 Aircraft Credit Memoranda will be [***] of each Group 1 A320 Aircraft that is sold by the Seller and purchased by the Buyer. The Group 1 Aircraft Credit Memoranda will be [***]. Unless the Buyer gives the Seller notice to the contrary at least [***] before Delivery of a Group 1 A320 Aircraft, the Group 1 Aircraft Credit Memoranda will be [***] the Final Price of the Group 1 A320 Aircraft.

8    INCREMENTAL A321 AIRCRAFT

8.1    In respect of each Incremental A321 Aircraft that is sold by the Seller and purchased by the Buyer, the Seller will provide to the Buyer the following credits (collectively, the “Incremental A321 Aircraft Credit Memoranda”):

[***]

8.2    The Incremental A321 Aircraft Credit Memoranda are quoted at delivery conditions prevailing in the A320 Family Base Period ([***]) and will be adjusted in accordance with the Seller Price Revision Formula, [***] in accordance with Paragraph 9 of this Letter Agreement.

8.3    The Incremental A321 Aircraft Credit Memoranda will be [***] of each Incremental A321 Aircraft that is sold by the Seller and purchased by the Buyer. The Incremental A321 Aircraft Credit Memoranda will be [***]. Unless the Buyer gives the Seller notice to the contrary at least [***] before Delivery of an Incremental A321 Aircraft, the Incremental A321 Aircraft Credit Memoranda will be [***] the Final Price of the Incremental A321 Aircraft.

9    [***]

10    ADDITIONAL A321 AIRCRAFT

10.1    In respect of each Additional A321 Aircraft that is sold by the Seller and purchased by the Buyer, the Seller will provide to the Buyer the following credits (collectively, the “Additional A321 Aircraft Credit Memoranda”):

[***] [***]

10.2    The Additional A321 Aircraft Credit Memoranda are quoted at delivery conditions prevailing in the A320 Family Base Period ([***]) and will be adjusted in accordance with the Seller Price Revision Formula, [***] in accordance with Paragraph 9 of this Letter Agreement.

10.3    The Additional A321 Aircraft Credit Memoranda will be [***] of each Additional A321 Aircraft that is sold by the Seller and purchased by the Buyer. The Additional A321 Aircraft Credit Memoranda will be [***]. Unless the Buyer gives the Seller notice to the contrary at least [***] before Delivery

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

of an Additional A321 Aircraft, the Additional A321 Aircraft Credit Memoranda will be [***] the Final Price of the Additional A321 Aircraft.

11    ADDITIONAL A321 NEO AIRCRAFT

11.1    In respect of each Additional A321 NEO Aircraft that is sold by the Seller and purchased by the Buyer, the Seller will provide to the Buyer the following credits (collectively, the “Additional A321 NEO Aircraft Credit Memoranda”):

[***]

11.2    The Additional A321 NEO Aircraft Credit Memoranda are quoted at delivery conditions prevailing in the A320 Family Base Period ([***]) and will be adjusted in accordance with the Seller Price Revision Formula, [***] in accordance with Paragraph 9 of this Letter Agreement.

11.3    The Additional A321 NEO Credit Memoranda will be [***] of each Additional A321 NEO Aircraft. The Additional A321 NEO Credit Memoranda will be [***]. Unless the Buyer gives the Seller notice to the contrary at least [***] before Delivery of the relevant Aircraft, the Additional A321 NEO Aircraft Credit Memoranda will be [***] the Final Price of such Aircraft.

12    CONVERTED A321 LR AIRCRAFT

12.1    In respect of each Converted A321 LR Aircraft that is sold by the Seller and purchased by the Buyer, the Seller will provide to the Buyer the following credits (collectively, the “Converted A321 LR Aircraft Credit Memoranda”):

[***]

12.2    The Converted A321 LR Aircraft Credit Memoranda are quoted at delivery conditions prevailing in the A320 Family Base Period ([***]) and will be adjusted in accordance with the Seller Price Revision Formula, [***] in accordance with Paragraph 9 of this Letter Agreement.

12.3     The Converted A321 LR Aircraft Credit Memoranda will be [***] of each Converted A321 LR Aircraft. The Converted A321 LR Credit Memoranda will be [***]. Unless the Buyer gives the Seller notice to the contrary at least [***] before Delivery of the relevant Aircraft, the Converted A321 LR Credit Memoranda will be [***] the Final Price of such Aircraft.

12.4    The Seller shall grant the Buyer for each Converted A321 LR Aircraft a goods and services credit memorandum to support the Converted A321 LR Aircraft entry into service (the “A321 LR G+S Credit Memorandum”) amounting to:

[***]

The A321 LR G+S Credit Memorandum shall be issued [***].
The A321 LR G+S Credit Memorandum is quoted at delivery conditions prevailing in the A320 Family Base Period ([***]) and will be [***] in accordance with Paragraph 9 of this Letter Agreement.

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

13    [***]

14    [***]

15    [***]

16    [***]

17    [***]

18    [***]

19    [***]

20    [***]

21    [***]

22     [***]

23    [***]

24    [***]

25    [***]

26    [***]

27    ADMINISTRATION OF CREDITS

[***]

The above amounts are stated at delivery conditions prevailing in [***] and will be adjusted to the date of the respective availability in accordance with the Seller Price Revision Formula, [***].

28    ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 28 will be void and of no force or effect.

29    CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

30    COUNTERPARTS

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: /s/ Cristophe Mourey
Its: Senior Vice President Contracts

Accepted and Agreed

JETBLUE AIRWAYS CORPORATION

By: /s/ Mark D. Powers
Its: Chief Financial Officer

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Attachment 2
to
Amendment No. 4

AMENDED AND RESTATED
LETTER AGREEMENT NO. 2

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

AMENDED AND RESTATED
LETTER AGREEMENT NO. 2

As of July 26, 2016

JetBlue Airways Corporation
27-01 Queens Plaza North
Long Island City, New York 11101

Re: PAYMENTS

Dear Ladies and Gentlemen,

JetBlue Airways Corporation (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an A320 Family Aircraft Purchase Agreement dated as of October 19, 2011 (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time, including without limitation by Amendment No. 1 dated October 25, 2013 and Amendments No. 3 and No. 4 dated as of even date herewith the “Agreement”), which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Amended and Restated Letter Agreement No. 2 (this “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

WITNESSETH:

WHEREAS, the Buyer and the Seller have entered into Amended and Restated Letter Agreement No. 2 to the Agreement dated as of October 25, 2013, setting forth certain terms and conditions regarding the sale of the Aircraft (the “Original Letter Agreement”).

WHEREAS, the Buyer and the Seller wish to amend and restate the Original Letter Agreement to incorporate relevant amendments to such Original Letter Agreement into a single document.

NOW THEREFORE IT IS AGREED THAT THE ORIGINAL LETTER AGREEMENT IS HEREBY AMENDED AND RESTATED TO READ IN ITS ENTIRETY AS FOLLOWS:

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

1	PREDELIVERY PAYMENTS

1.1
For each Backlog Aircraft (excluding all Incremental A321 Aircraft and all Converted A321 Backlog Aircraft), Clauses 5.3.2 and 5.3.3 of the Agreement are deleted in their entirety and replaced by Clauses 5.3.2 and 5.3.3 below between the QUOTE and UNQUOTE:

QUOTE

5.3.2	The Predelivery Payment Reference Price for a Backlog Aircraft to be delivered in [***] is determined in accordance with the following formula:

[***]

5.3.3	Predelivery Payments will be paid according to the following schedule.

Payment Date		Percentage of Predelivery Payment Reference Price

1st Payment	-[***]	[***]
2nd Payment	-[***]	[***]
3rd Payment	-[***]	[***]
______________________________________________________
TOTAL PAYMENT PRIOR TO DELIVERY		[***]

In the event of the above schedule resulting in any Predelivery Payment falling due prior to the date of signature of the Agreement, such Predelivery Payments shall be made upon signature of this Agreement.

UNQUOTE

1.2
For each NEO Aircraft (excluding all Incremental A321 NEO Aircraft, all Converted A321 NEO Aircraft, all Additional A321 NEO Aircraft and all A321 LR Aircraft), Clauses 5.3.2 and 5.3.3 of the Agreement are deleted in their entirety and replaced by Clauses 5.3.2 and 5.3.3 below between the QUOTE and UNQUOTE:

QUOTE

5.3.2    The Predelivery Payment Reference Price for a NEO Aircraft to be delivered in     [***] is determined in accordance with the following formula:

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

[***]

5.3.3    Predelivery Payments will be paid according to the following schedule.

Payment Date		Percentage of Predelivery Payment Reference Price

1st Payment	-[***]	[***]
2nd Payment	-[***]	[***]
3rd Payment	-[***]	[***]
______________________________________________________
TOTAL PAYMENT PRIOR TO DELIVERY		[***]

In the event of the above schedule resulting in any Predelivery Payment falling due prior to the date of signature of the Agreement, such Predelivery Payments shall be made upon signature of this Agreement.

UNQUOTE

1.3
For each Incremental A321 Aircraft and each Converted A321 Backlog Aircraft, Clauses 5.3.2 and 5.3.3 of the Agreement are deleted in their entirety and replaced by Clauses 5.3.2 and 5.3.3 below between the QUOTE and UNQUOTE:

QUOTE

5.3.2	The Predelivery Payment Reference Price for an Incremental A321 Aircraft or a Converted A321 Backlog Aircraft to be delivered in [***] is determined in accordance with the following formula:

[***]

5.3.3	Predelivery Payments will be paid according to the following schedule.

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Payment Date		Percentage of Predelivery Payment Reference Price

1st Payment	-[***]	[***]
2nd Payment	-[***]	[***]
3rd Payment	-[***]	[***]
______________________________________________________
TOTAL PAYMENT PRIOR TO DELIVERY		[***]

In the event of the above schedule resulting in any Predelivery Payment falling due prior to the date of signature of the Agreement, such Predelivery Payments shall be made upon signature of this Agreement.

UNQUOTE

1.4
For each Incremental A321 NEO Aircraft and each Converted A321 NEO Aircraft, Clauses 5.3.2 and 5.3.3 of the Agreement are deleted in their entirety and replaced by Clauses 5.3.2 and 5.3.3 below between the QUOTE and UNQUOTE:

QUOTE

5.3.2    The Predelivery Payment Reference Price for an Incremental A321 NEO Aircraft or a Converted A321 NEO Aircraft to be delivered in [***] is determined in accordance with the following formula:

[***]

5.3.3    Predelivery Payments will be paid according to the following schedule.

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Payment Date		Percentage of Predelivery Payment Reference Price

1st Payment	[***]	[***]
2nd Payment	[***]	[***]
3rd Payment	[***]	[***]
______________________________________________________
TOTAL PAYMENT PRIOR TO DELIVERY		[***]

In the event of the above schedule resulting in any Predelivery Payment falling due prior to the date of signature of the Agreement, such Predelivery Payments shall be made upon signature of this Agreement.

UNQUOTE

1.5	For each Additional A321 Aircraft, Clauses 5.3.2 and 5.3.3 of the Agreement are deleted in their entirety and replaced by Clauses 5.3.2 and 5.3.3 below between the QUOTE and UNQUOTE:

QUOTE

[***]

5.3.2	The Predelivery Payment Reference Price for an Additional A321 Aircraft to be delivered in [***] is determined in accordance with the following formula:

[***]

5.3.3	Predelivery Payments will be paid according to the following schedule.

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Payment Date		Percentage of Predelivery Payment Reference Price

1st Payment	[***]	[***]
2nd Payment	[***]	[***]
3rd Payment	[***]	[***]
4th Payment	[***]	[***]
______________________________________________________
TOTAL PAYMENT PRIOR TO DELIVERY		[***]

In the event of the above schedule resulting in any Predelivery Payment falling due prior to the date of signature of Amendment No. 4 to the Agreement, such Predelivery Payments shall be made within one (1) Business Day of signature of Amendment No. 4 to the Agreement.

UNQUOTE

1.6	For each Additional A321 NEO Aircraft, Clauses 5.3.2 and 5.3.3 of the Agreement are deleted in their entirety and replaced by Clauses 5.3.2 and 5.3.3 below between the QUOTE and UNQUOTE:

QUOTE

[***]

5.3.2	The Predelivery Payment Reference Price for an Additional A321 NEO Aircraft to be delivered in [***] is determined in accordance with the following formula:

[***]

5.3.3	Predelivery Payments will be paid according to the following schedule.

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Payment Date		Percentage of Predelivery Payment Reference Price

1st Payment	[***]	[***]
2nd Payment	[***]	[***]
3rd Payment	[***]	[***]
4th Payment	[***]	[***]
______________________________________________________
TOTAL PAYMENT PRIOR TO DELIVERY		[***]

In the event of the above schedule resulting in any Predelivery Payment falling due prior to the date of signature of Amendment No. 4 to the Agreement, such Predelivery Payments shall be made within one (1) Business Day of signature of Amendment No. 4 to the Agreement.

UNQUOTE

1.7	[***] for each such Converted A321 LR Aircraft Clauses 5.3.2 and 5.3.3 of the Agreement are deleted in their entirety and replaced by Clauses 5.3.2 and 5.3.3 below between the QUOTE and UNQUOTE:

QUOTE

5.3.2    The Predelivery Payment Reference Price for an A321 LR Aircraft to be delivered in [***] is determined in accordance with the following formula:

[***]

5.3.3    Predelivery Payments will be paid according to the following schedule.

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Payment Date		Percentage of Predelivery Payment Reference Price

1st Payment	[***]	[***]
2nd Payment	[***]	[***]
3rd Payment	[***]	[***]
4th Payment	[***]	[***]
______________________________________________________
TOTAL PAYMENT PRIOR TO DELIVERY		[***]

In the event of the above schedule resulting in any Predelivery Payment falling due prior to the date of signature Amendment No. 4 to the Agreement, such Predelivery Payments shall be made within one (1) Business Day of signature of Amendment No. 4 to the Agreement.

UNQUOTE

2.	[***]

Clause 5.3.5 with the following quoted text is added to the Agreement:

QUOTE

5.3.5	[***]

As used herein:

(i)    [***]

(ii)    "Business Day" shall mean any day which is not a Saturday or a Sunday and which is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in New York, New York, or London, England and

(iii)    [***]

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

UNQUOTE

3    BACKLOG AIRCRAFT [***]
The Buyer and the Seller acknowledge that the Buyer [***] in accordance with the terms and conditions set forth in Paragraph 2 of this Letter Agreement.

4	ASSIGNMENT
Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 4 will be void and of no force or effect.

5	CONFIDENTIALITY
This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

6	COUNTERPARTS
This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: /s/ Christophe Mourey
Its: Senior Vice President Contracts

Accepted and Agreed

JETBLUE AIRWAYS CORPORATION

By: /s/ Mark D. Powers
Its: Chief Financial Officer

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Attachment 3
to
Amendment No. 4

AMENDED AND RESTATED
LETTER AGREEMENT NO. 3

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

AMENDED AND RESTATED
LETTER AGREEMENT NO. 3

As of July 26, 2016

JetBlue Airways Corporation
27-01 Queens Plaza North
Long Island City, New York 11101

Re: [***]

Dear Ladies and Gentlemen,

JetBlue Airways Corporation (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an A320 Family Aircraft Purchase Agreement dated as of October 19, 2011 (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time, including without limitation by Amendment No. 1 dated as of October 25, 2013 and Amendment No. 2 dated as of November 19, 2014 and Amendments No.3 and No. 4 dated as of even date herewith (the “Agreement”), which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Amended and Restated Letter Agreement No. 3 (this “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

WITNESSETH:

WHEREAS, the Buyer and the Seller have entered into Amended and Restated Letter Agreement No. 3 to the Agreement dated as of November 19, 2014, setting forth certain terms and conditions regarding the sale of the Aircraft (the “Original Letter Agreement”).

WHEREAS, the Buyer and the Seller wish to amend and restate the Original Letter Agreement to incorporate relevant amendments to such Original Letter Agreement into a single document.

NOW THEREFORE IT IS AGREED THAT THE ORIGINAL LETTER AGREEMENT IS HEREBY AMENDED AND RESTATED TO READ IN ITS ENTIRETY AS FOLLOWS:

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

1    DEFINITIONS
Clause 0 to the Agreement is amended to either modify or add the following defined terms between the words “QUOTE” and “UNQUOTE”:
QUOTE
A319 NEO Aircraft – any or all of the A319-100 NEO model aircraft that have been [***] pursuant to this Agreement together with all components, equipment, parts and accessories installed in or on such aircraft and the A319 NEO Propulsion System installed thereon upon Delivery.
A319 NEO Airframe - any A319 NEO Aircraft, excluding A319 NEO Propulsion System therefor.
A319 NEO Propulsion System – as defined in Clause 2.3.6, as set forth in Paragraph 3.2 of Letter Agreement No. 3.
A321 Backlog Aircraft – any or all of the remaining thirty (30), of the fifty-two (52) A320-200 model aircraft originally to be sold by the Seller and purchased by the Buyer pursuant to the Original Agreement, as of the date hereof to be sold by the Seller and purchased by the Buyer pursuant to this Agreement as A321-200 model aircraft, and [***] pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the relevant A321 Propulsion System installed thereon.
A321 LR Aircraft – an A321-200N type aircraft together with all components, equipment, parts and accessories installed in or on such aircraft and the A321 LR Propulsion System installed thereon upon Delivery.
A321 LR Airframe – an A321 LR Aircraft, excluding A321 LR Propulsion System therfor.
A321 LR Propulsion System – as defined in Clause 2.3.8, as set forth in Paragraph 3.4 of Letter Agreement No. 3.
A321 NEO Aircraft – any or all of the A321 aircraft that have been [***] pursuant to this Agreement together with all components, equipment, parts and accessories installed in or on such aircraft and the A321 NEO Propulsion System installed thereon upon Delivery. For the sake of clarity, A321 NEO Aircraft includes the Converted A321 NEO Aircraft, the Incremental A321 NEO Aircraft and the Additional A321 NEO Aircraft.
A321 NEO Propulsion System – as defined in Clause 2.3.4, as set forth in Paragraph 3.2 of Letter Agreement No. 3.

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Additional Aircraft – any and all of the Additional A321 Aircraft, Additional A321 NEO Aircraft and [***].
Aircraft – individually or collectively, the Group 1 A320 Aircraft, the A319 NEO Aircraft, the A320 Backlog Aircraft, the A320 NEO Aircraft, the A321 Backlog Aircraft, the A321 NEO Aircraft, [***], the Incremental A321 Aircraft, the Additional A321 Aircraft, the Incremental A321 NEO Aircraft, the Additional A321 NEO Aircraft and the A321 LR Aircraft as applicable.
Airframe – as applicable, the A319 Airframe. A319 NEO Airframe, the A320 Airframe, A320 NEO Airframe, the A321 Airframe, the A321 NEO Airframe or the A321 LR Airframe.
Backlog Aircraft – the A320 Backlog Aircraft and the A321 Backlog Aircraft.
Base Price of the Airframe – the Base Price of the A319 NEO Airframe, the Base Price of the A320 Backlog Airframe, the Base Price of A320 NEO Airframe, the Base Price of the A321 Backlog Airframe, the Base Price of the A321 NEO Airframe, the Base Price of the Group 1 A320 Airframe, the Base Price of the Incremental A321 Airframe, the Base Price of the Incremental A321 NEO Airframe, [***], the Base Price of the Additional A321 as applicable.
Base Price of the A321 LR Airframe – as defined in Paragraph 4 herein.
Base Price of the Group 1 A320 Airframe – as defined in Paragraph 4 herein.
[***]
[***]
CFM LEAP Propulsion System – the CFM LEAP -1A24 Propulsion System, the CFM LEAP -1A26 Propulsion Systems and the CFM LEAP -1A32 Propulsion System, as applicable.
[***]
[***]
IAE LLC Propulsion System – the PW1124G-JM Propulsion System, the PW1127G-JM Propulsion System and the PW1133G-JM Propulsion System, as applicable.
IAE Propulsion System – the IAE V2524-A5 Propulsion System, the IAE V2527-A5 Propulsion System and the IAE V2533-A5 Propulsion System, as applicable.
NEO Aircraft – an A319 NEO Aircraft, an A320 NEO Aircraft, an A321 NEO Aircraft and an A321 LR Aircraft, as applicable.

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

NEO Propulsion System – the A319 NEO Propulsion System, the A320 NEO Propulsion System, the A321 NEO Propulsion System and the A321 LR Propulsion System, as applicable.
Propulsion System – the CFM LEAP -1A24 Propulsion System, the CFM LEAP -1A27 Propulsion System, the CFM LEAP -1A32 Propulsion System, the CFM LEAP -1A33 Propulsion System, the IAE V2527-A5 Propulsion System, the IAE V2533-A5 Propulsion System, the PW1124G Propulsion System, the PW1127G Propulsion System and the PW1133G Propulsion System, as applicable.
Standard Specification – the A319 Standard Specification, A319 NEO Standard Specification, the A320 Standard Specification, A320 NEO Standard Specification, the A321 Standard Specification and the A321 NEO Standard Specification, as applicable.

2	[***]

2.1	[***]
2.2    [***]
2.3    Aircraft Specification

2.3.1	Intentionally Left Blank
2.3.2    Intentionally Left Blank

2.3.3	The A319 NEO Aircraft SCN List, as set forth in Appendix 3 to this Letter Agreement, is hereby incorporated into the Agreement.

2.3.4
The A321 NEO Aircraft SCN List, as set forth in Appendix 4 to this Letter Agreement, is hereby incorporated into the Agreement and shall also apply to the Incremental A321 NEO Aircraft and Additional A321 NEO Aircraft.

2.3.5	The A321 LR Aircraft SCN List, as set forth in Appendix 5 to this Letter Agreement, is hereby incorporated into the Agreement.

2.3.6	Clause 2.1.2(iv) is hereby added to the Agreement to read as set forth in the following quoted text:
QUOTE
2.1.2 (iv) The A321 LR Aircraft, will be manufactured in accordance with the A321 NEO Standard Specification as may already have been modified or varied at the date of this Agreement by the Specification Change Notices listed in Appendix 5 to Letter Agreement No. 3, which includes the following design weights: a maximum take-off weight (MTOW) of [***] metric tons, a maximum landing weight (MLW) of [***] metric tons and a maximum zero fuel weight (MZFW) of [***] metric tons as well as three (3) ACTs.
UNQUOTE

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

2.3.7	Clause 2.1.2.2 of the Agreement is deleted in its entirety and in replaced with the following Clause 2.1.2.2 to read as set forth in the following quoted text:
QUOTE

2.1.2.2	CabinFlex Door Configuration
The Seller is currently developing a new door configuration for the A321 NEO and A321 LR aircraft types, allowing the installation of up to 240 seats through, amongst other means, the activation or deactivation of certain doors (the “CabinFlex Door Configuration” or “ACF”).
The baseline CabinFlex Door Configuration shall consist of a Type C door 1, a Type III overwing exit, a Type C door 3 and a Type C door 4 and shall allow for up to 220 seats to be installed on A321 NEO and A321 LR aircraft (“Baseline ACF”).
The Buyer hereby acknowledges and agrees that the Baseline ACF shall be irrevocably implemented on all Additional A321 NEO Aircraft and A321 LR Converted Aircraft, and on all A321 NEO type aircraft scheduled for Delivery under the Agreement from [***] onwards, [***], and that such Aircraft will be manufactured in accordance with the A321 NEO ACF standard specification number E.000.02000NX Issue 1 dated 22nd April 2016, incorporated into the Agreement through the execution of amendment No.4 to the Agreement.
The parties agree to negotiate in good faith a revised schedule for the introduction of Baseline ACF, to be implemented by an amendment to the Agreement executed no later than August 9th, 2016. In the absence of any such agreement, [***].
In addition to the Baseline ACF, at the time of cabin definition and within a timeframe compatible with the contractual definition freeze (“CDF”) of the applicable A321 NEO Aircraft and A321 LR Aircraft, the Buyer shall have the possibility of modifying the allowable seating capacity of the A321 NEO Aircraft and A321 LR Aircraft, [***], by executing the relevant SCNs covering the installation of an additional Type III overwing exit and/or the de-activation of the Door 3, and such other additional cabin features as may be selected by SCN. [***].
UNQUOTE
3    PROPULSION SYSTEMS
3.1    Clause 2.3.2 is deleted in its entirety and replaced with the following quoted texted:
QUOTE

2.3.2
The A320 NEO Airframe will be equipped with either a set of two (2) (i) CFMI Leap-1A26 engines with an AET of 26,600 lbf or (ii) PW1127G-JM engines with an AET of 26,800 lbf (each, the “A320 NEO Propulsion System”).

UNQUOTE

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

3.2	New Clauses 2.3.4, 2.3.5 and 2.3.6 are inserted into the Agreement as set forth in the following quoted text:

QUOTE

2.3.4
The A321 NEO Airframe will be equipped with either a set of two (2) (i) CFM LEAP 1A32 engines with an AET of 32,100 lbf or (ii) PW1133G-JM engines with an AET of 32,700 lbf (each, the “A321 NEO Propulsion System”).

2.3.5    Intentionally Left Blank

2.3.6
The A319 NEO Airframe will be equipped with either a set of two (2) (i) CFM LEAP 1A24 engines with an AET of 24,400 lbf or (ii) PW1124G-JM engines with an AET of 24,500 lbf (each, the “A319 NEO Propulsion System”).

UNQUOTE
3.3    Clause 2.3.4 of the Agreement is renumbered to Clause 2.3.7.
3.4    Clause 2.3.8 is inserted into the Agreement as set forth in the following quoted text:
QUOTE

2.3.8
The A321 LR Airframe will be equipped with either a set of two (2) (i) CFM LEAP 1A33 engines with an AET of 32,900 lbf or (ii) PW1133G-JM engines with an AET of 32,700 lbf (each, the “A321 LR Propulsion System”).

UNQUOTE

3.5
CFM has informed the Seller of its intention to change the original development engine designation of all LEAP-X1A Propulsion Systems to LEAP-1A, and IAE LLC has informed the Seller of its intention to change the original development engine designation of all PW1100G Propulsion Systems to PW1100G-JM.

The Buyer hereby agrees and accepts that any reference to respectively LEAP-X1A Propulsion Systems or LEAP-1A Propulsion Systems shall be construed as references to the same engine types.
The Buyer hereby agrees and accepts that any reference to respectively PW1100G Propulsion Systems or PW1100G-JM Propulsion Systems shall be construed as references to the same engine types.
The Buyer hereby acknowledges that any and all claims, concerns or issues it may have in respect of the foregoing shall be addressed directly to CFM or IAE LLC as applicable, and the Seller hereby declines any and all responsibility with respect to any modifications to Propulsion System designations.

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

4    AIRFRAME BASE PRICES

4.1	New Clauses 3.1.13 and 3.1.14 are added to the Agreement to read as follows in the quoted text:
QUOTE

3.1.13	The “Base Price of the A321 LR Airframe” is the sum of the following base prices:

(i)
the base price of the A321 LR Airframe as defined in the A321 Standard Specification including nacelles and thrust reversers, the transatlantic package with [***] ACTs, [***] MTOW as per Clause 2.1.1 (vii) and excluding Buyer Furnished Equipment, which is:

USD $[***]
(US Dollars – [***]),

(ii)	Intentionally left blank

(iii)	the sum of the base prices of any and all SCNs set forth in Appendix 5 to this Letter Agreement No.3, which is:
USD $[***]
(US Dollars – [***]), and

(iv)	the base price of the Master Charge Engine, which is applicable if a CFM LEAP Propulsion System is selected, which is:
USD $[***]    (US Dollars – [***]).

3.1.14	The A321 LR Airframe Base Price has been established in accordance with the average economic conditions prevailing in the A320 Family Base Period.
UNQUOTE
4.2    New Clauses 3.2.5, 3.2.6 and 3.2.7 are added to the Agreement to read as follows in the quoted     text:
QUOTE
3.2.5    Intentionally Left Blank

3.2.6	(i) the base price of a set of two (2) CFM LEAP 1A24 engines (the “CFM LEAP 1A24 Propulsion System” is
USD $[***]
(US Dollars – [***] thousand)

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

The Base Price of the CFM LEAP 1A24 Propulsion System has been established in accordance with the delivery conditions prevailing [***] and has been calculated from the applicable CFM Propulsion System Reference Price, as set forth in Part 2 of Exhibit C.
Notwithstanding the foregoing, the CFM Propulsion System Reference Price corresponds to the thrust ratings defined for the respective Propulsion System in Clause 2.3 and may be revised to reflect thrust rating adjustments upon final NEO specification freeze.

(ii)	the base price of a set of two (2) CFM LEAP 1A32 engines (the “CFM LEAP 1A32 Propulsion System”) is
USD $[***]
(US Dollars – [***])
The Base Price of the CFM LEAP 1A32 Propulsion System has been established in accordance with the delivery conditions prevailing [***] and has been calculated from the applicable CFM Propulsion System Reference Price, as set forth in Part 2 of Exhibit C.

(iii)	the base price of a set of two (2) CFM LEAP 1A33 engines (the “CFM LEAP 1A33 Propulsion System”) is
USD $[***]
(US Dollars – [***])
The Base Price of the CFM LEAP 1A33 Propulsion System has been established in accordance with the delivery conditions prevailing [***] and has been calculated from the applicable CFM Propulsion System Reference Price, as set forth in Part 2 of Exhibit C.
Notwithstanding the foregoing, the CFM Propulsion System Reference Price corresponds to the thrust ratings defined for the respective Propulsion System in Clause 2.3 and may be revised to reflect thrust rating adjustments upon final NEO specification freeze.

3.2.7	(i) the base price of a set of two (2) PW1124G-JM engines (the “PW1124G-JM Propulsion System”) is
USD $[***]
(US Dollars – [***])
The Base Price of the PW1124G-JM Propulsion System has been established in accordance with the delivery conditions prevailing [***] and has been calculated from the applicable IAE LLC Propulsion System Reference Price, as set forth in Part 4 of Exhibit C.
Notwithstanding the foregoing, the IAE LLC Propulsion System Reference Price corresponds to the thrust ratings defined for the respective Propulsion System in Clause 2.3 and may be revised to reflect thrust rating adjustments upon final NEO specification freeze.

(ii)	the base price of a set of two (2) PW1133G-JM engines (the “PW1133G-JM Propulsion System”) is

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

USD $[***]
(US Dollars – [***])
The Base Price of the PW1133G-JM Propulsion System has been established in accordance with the delivery conditions prevailing [***] and has been calculated from the applicable IAE LLC Propulsion System Reference Price, as set forth in Part 4 of Exhibit C.
Notwithstanding the foregoing, the IAE LLC Propulsion System Reference Price corresponds to the thrust ratings defined for the respective Propulsion System in Clause 2.3 and may be revised to reflect thrust rating adjustments upon final NEO specification freeze.
UNQUOTE
5    OTHER COMMERCIAL TERMS

5.1
The Predelivery Payments for Backlog Aircraft (excluding Converted A321 Backlog Aircraft), is as set forth in Clause 5.3 of the Agreement as modified by Paragraphs 1.1 and 2 of Letter Agreement No. 2 to the Agreement.

5.2
The Predelivery Payments for NEO Aircraft (excluding the Incremental A321 NEO Aircraft, Converted A321 NEO Aircraft, Additional A321 NEO Aircraft and A321 LR Aircraft) is as set forth in Clause 5.3 of the Agreement as modified by Paragraphs 1.2 and 2 of Letter Agreement No. 2 to the Agreement.

5.3
The Predelivery Payments for Converted A321 Backlog Aircraft and Incremental A321 Aircraft, is as set forth in Clause 5.3 of the Agreement as modified by Paragraphs 1.3 and 2 of Letter Agreement No. 2 to the Agreement.

5.4
The Predelivery Payments for Incremental A321 NEO Aircraft and Converted A321 NEO Aircraft is as set forth in Clause 5.3 of the Agreement as modified by Paragraphs 1.4 and 2 of Letter Agreement No. 2 to the Agreement.

5.5	The Predelivery Payments for Additional A321 Aircraft is as set forth in Clause 5.3 of the Agreement as modified by Paragraphs 1.5 and 2 of Letter Agreement No. 2 to the Agreement.

5.6	The Predelivery Payments for Additional A321 NEO Aircraft is as set forth in Clause 5.3 of the Agreement as modified by Paragraphs 1.6 and 2 of Letter Agreement No. 2 to the Agreement.

5.7	The Predelivery Payments for A321 LR Aircraft is as set forth in Clause 5.3 of the Agreement as modified by Paragraphs 1.7 and 2 of Letter Agreement No. 2 to the Agreement.
5.8    The purchase incentives applicable to the A319 NEO Aircraft are set forth in Paragraphs 4.1     through 4.3 Letter Agreement No. 1 to the Agreement.

5.9	The purchase incentives applicable to the Additional A321 Aircraft are set forth in Paragraph 9 of Letter Agreement No. 1 to the Agreement.

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

5.10	The purchase incentives applicable to the A321 NEO Aircraft are set forth in Paragraphs 6.1 through 6.3 of Letter Agreement No. 1 to the Agreement.

5.11	The purchase incentives applicable to the Additional A321 NEO Aircraft are set forth in Paragraph 10 of Letter Agreement No. 1 to the Agreement.

5.12	The purchase incentives applicable to the Converted A321 LR Aircraft are set forth in Paragraphs 11.1 through 11.4 of Letter Agreement No. 1 to the Agreement.

5.13	The [***] applicable to the A319 NEO Aircraft, the A321 NEO Aircraft and A321 LR Aircraft is set forth in Paragraph 12 of Letter Agreement No. 1 to the Agreement.
6.    NEO AIRCRAFT AND [***]

6.1	Notwithstanding the Delivery Schedule set forth in Clause 9.1 of the Agreement, [***].

6.2	If the Seller exercises its right pursuant to Paragraph 6.1 above, [***].

6.3	Between [***] and [***], the [***].

6.4	Predelivery Payments received for any NEO Aircraft [***] pursuant to Paragraphs 6.1 or 6.3 above, [***].
7.    [***]

8	ASSIGNMENT
Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 8 will be void and of no force or effect.
9CONFIDENTIALITY
This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.
10COUNTERPARTS
This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.
Very truly yours,

AIRBUS S.A.S.

By: /s/ Christophe Mourey
Its: Senior Vice President Contracts

Accepted and Agreed

JETBLUE AIRWAYS CORPORATION

By: /s/ Mark D. Powers
Its: Chief Financial Officer

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

INTENTIONALLY LEFT BLANK

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

INTENTIONALLY LEFT BLANK

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

APPENDIX 3

Appendix 3 to Letter Agreement No. 3
JETBLUE A321NEO CUSTOMIZATION BUDGET PROPOSAL
Based on Standard Specification A319-100N issue 1.0 dated 1 July 2014
A319 NEO Aircraft
LIST OF ADDITIONAL SCNS

A320-200 NEO
ATA	TITLE	SCN Budget $[***] per aircraft	Estimated BFE Budget $[***] per aircraft	Comments
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]		[***]
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[***]	[***]	[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
[***]	[***]

TOTAL OF SCNS AND ESTIMATED FEE BUDGET - $[***] PER AIRCRAFT    [***]    [***]
(*) : The indicated thrust is the Airbus Equivalent Thrust at Mach number 0.25 / ISA + 15C / sea level thrust divided by 0.8 (representative of sea level aircraft performance).
It may differ from the nominal thrust that will be eventually indicated by the engine manufacturer.

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Appendix 4 to Letter Agreement No. 3
JETBLUE A321NEO CUSTOMIZATION BUDGET PROPOSAL
Based on Standard Specification A321-200N issue 1.0 dated 23 December 2014
A321 NEO Aircraft
LIST OF ADDITIONAL SCNS

ATA	TITLE	SCN Budget $[***] per aircraft	Estimated BFE Budget $[***] per aircraft	Comments
[***]	[***]	[***]
[***]	[***]	[***]
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[***]	[***]	[***]		[***]
[***]	[***]	[***]
TOTAL OF SCNS AND ESTIMATED BFE BUDGET - $[***] PER AIRCRAFT		[***]	[***]

(*) :	The indicated thrust is the Airbus Equivalent Thrust at Mach number 0.25 / ISA +15C / sea level thrust divided by 0.8 (representative of sea level aircraft performance).
It may differ from the nominal thrust that will be eventually indicated by the engine manufacturer.

(**) :	[***].

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

A321 LR Customization SCN budget JETBLUE AIRWAYS CORPORATION based on A321 – 200 NX Standard Specification 1.0 dated 22nd April 2016

EPA/TDU	Title	Estimated SCN budget Price (USD) per A/C [***]	Comments
[***]
[***]	[***]	[***]
[***]	[***]	[***]
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[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]
[***]	[***]	[***]

	TOTAL SCN budget per A/C – [***]	$[***]

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Attachment 4
to
Amendment No. 4

AMENDED AND RESTATED
LETTER AGREEMENT NO. 6

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

AMENDED AND RESTATED
LETTER AGREEMENT NO. 6
As of July 26, 2016
JetBlue Airways Corporation
27-01 Queens Plaza North
Long Island City, New York 11101
Re: SUPPORT MATTERS
Dear Ladies and Gentlemen,
JetBlue Airways Corporation (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an A320 Family Aircraft Purchase Agreement dated as of October 19, 2011 (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time, including without limitation by Amendment No. 4 dated as of even date herewith (the “Agreement”), which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this amended and restated Letter Agreement No. 6 (this “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.
Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.
WITNESSETH:
WHEREAS, the Buyer and the Seller have entered into Amended and Restated Letter Agreement No. 6 to the Agreement dated as of October 25, 2013, setting forth certain terms and conditions regarding the sale of the Aircraft (the “Original Letter Agreement”).
WHEREAS, the Buyer and the Seller wish to amend and restate the Original Letter Agreement to incorporate relevant amendments to such Original Letter Agreement into a single document.
NOW THEREFORE IT IS AGREED THAT THE ORIGINAL LETTER AGREEMENT IS HEREBY AMENDED AND RESTATED TO READ IN ITS ENTIRETY AS FOLLOWS:

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

1    WARRANTY PERIOD
Clause 12.1.3 of the Agreement is deleted in its entirety and replaced with the following language between QUOTE and UNQUOTE:
QUOTE

12.1.3	The warranties set forth in Clauses 12.1.1 and 12.1.2 will be limited to those defects that [***] (the “Warranty Period”).
UNQUOTE
2    REVISION SERVICE

2.1
For Backlog Aircraft (including Converted A321 Backlog Aircraft), Incremental A321 Aircraft and Additional Aircraft, Clause 14.5 of the Agreement is deleted in its entirety and replaced by Clause 14.5 below between QUOTE and UNQUOTE:

QUOTE

14.5	Revision Service
For each Additional Aircraft firmly ordered under this Agreement, revision service for the Technical Data will be provided [***].
For each Incremental A321 Aircraft firmly ordered under this Agreement, revision service for the Technical Data will be provided [***].
For each Backlog Aircraft (including Converted A321 Backlog Aircraft) firmly ordered under this Agreement, revision service for the Technical Data will be provided [***].
Each of the above durations constitutes the “Revision Service Period” for such Aircraft.
[***]
Thereafter revision service will be provided in accordance with the terms and conditions set forth in the Seller’s then current Customer Services Catalog.
UNQUOTE

2.2
For NEO Aircraft (including [***] but excluding all Additional A321 NEO Aircraft) and Incremental A321 NEO Aircraft, Clause 14.5 of the Agreement is deleted in its entirety and replaced by Clause 14.5 below between QUOTE and UNQUOTE:

QUOTE

14.5	Revision Service

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

For each NEO Aircraft (excluding all Additional A321 NEO Aircraft) firmly ordered under this Agreement, revision service for the Technical Data will be provided [***] (also a “Revision Service Period” for such Aircraft).
Thereafter revision service will be provided in accordance with the terms and conditions set forth in the Seller’s then current Customer Services Catalog.
UNQUOTE
3    [***]
4    [***]
5    SELLER REPRESENTATIVES SERVICES
Appendix A to Clause 15 of the Agreement is deleted in its entirety and replaced with the following language between QUOTE and UNQUOTE:
QUOTE
SELLER REPRESENTATIVE ALLOCATION
The Seller Representative allocation provided to the Buyer pursuant to Clause 15.1 is defined hereunder.
1    The Seller will provide to the Buyer Seller Representative services at the Buyer's main     base or at other locations to be mutually agreed, for:
[***]

2	For the sake of clarification, such Seller Representatives’ services will include initial Aircraft Entry Into Service (“EIS”) assistance and sustaining support services.

3	The number of the Seller Representatives assigned to the Buyer at any one time will be mutually agreed, but will at no time exceed three (3) Seller Representatives.
UNQUOTE

6.	[***]

7.	ASSIGNMENT
Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 7 will be void and of no force or effect.

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

8.	CONFIDENTIALITY
This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

9.	COUNTERPARTS
This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.
Very truly yours,
AIRBUS S.A.S.
By: /s/ Christophe Mourey
Its: Senior Vice President Contracts
Accepted and Agreed
JETBLUE AIRWAYS CORPORATION
By: /s/ Mark D. Powers
Its: Chief Financial Officer

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Attachment 5
to
Amendment No. 4

AMENDED AND RESTATED
LETTER AGREEMENT NO. 9

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

LETTER AGREEMENT NO. 9
As of July 26, 2016
JetBlue Airways Corporation
27-01 Queens Plaza North
Long Island City, New York 11101
Re: [***]
Dear Ladies and Gentlemen,
JetBlue Airways Corporation (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an A320 Family Aircraft Purchase Agreement dated as of October 19, 2011 (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time, including without limitation by Amendment No. 1 dated as of October 25, 2013, Amendment No. 2 dated as of November 19, 2014 and Amendments No. 3 and No. 4 dated as of even date herewith (the “Agreement”), which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 9 (this “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.
Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

1.	[***]

2	ASSIGNMENT
Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 2 will be void and of no force or effect.
3    CONFIDENTIALITY
This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

4	COUNTERPARTS
This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.
Very truly yours,
AIRBUS S.A.S.
By: /s/ Christophe Mourey
Its: Senior Vice President Contracts
Accepted and Agreed
JETBLUE AIRWAYS CORPORATION
By: /s/ Mark D. Powers
Its: Chief Financial Officer

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.